UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 16, 2009

AMYLIN PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19700	33-0266089
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

9360 Towne Centre Drive

San Diego, California 92121

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (858) 552-2200

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On April 16, 2009, Amylin Pharmaceuticals, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2009.  A copy of this press release is attached as Exhibit 99.1 and is incorporated herein by reference.

On April 16, 2009, Amylin will webcast a properly noticed quarterly update conference call for the quarter ended March 31, 2009.  A copy of the presentation to be used in connection with this conference call is attached as Exhibit 99.2 and is incorporated herein by reference.

Item 8.01.  Financial Statements and Exhibits.

The information provided in Item 2.02 to this Current Report on Form 8-K is herein incorporated by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)          Exhibits.

Number	Description

99.1	Press release issued by Amylin on April 16, 2009

99.2	Quarterly update conference call presentation for the quarter ended March 31, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYLIN PHARMACEUTICALS, INC.

Dated: April 16, 2009	By:	/s/ Lloyd A. Rowland
Lloyd A. Rowland
Vice President, Governance and Compliance, and Corporate Secretary

EXHIBIT INDEX

Number	Description

99.1	Press release issued by Amylin on April 16, 2009.

99.2	Quarterly update conference call presentation for the quarter ended March 31, 2009.